                                                                   EXHIBIT 10.33

                         REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of November 7, 2000 by and among (i) Cardiac Pathways Corporation, a Delaware corporation (the "Company"), (ii) Van Wagoner Funds, Bank of America Ventures, BA Venture Partners V, Morgan Stanley Venture Partners III, L.P., Morgan Stanley Venture Investors III, L.P., The Morgan Stanley Venture Partners Entrepreneur Fund, L.P., State of Wisconsin Investment Board, Special Situations Private Equity Fund, L.P., Faria Fund Ltd., Fogarty Family Revocable Trust and Trellis Health Ventures, L.P. (collectively the "Initial Investors") and (iii) each person or entity that subsequently becomes a party to this Agreement pursuant to, and in accordance with, (x) the provisions of Section 2.4 of the Stock Purchase Agreement (defined below) or (y) the provisions of Section 13 hereof (collectively, the "Investor Permitted Transferees" and each individually an "Investor Permitted Transferee").

     WHEREAS, the Company has agreed to issue and sell to the Initial Investors, and the Initial Investors have agreed to purchase from the Company, 5,835,293 shares (the "Purchased Shares") of the Company's common stock, $0.001 par value per share (the "Common Stock"), all upon the terms and conditions set forth in that certain Stock Purchase Agreement, dated of even date herewith, between the Company and the Initial Investors (the "Stock Purchase Agreement"); and

     WHEREAS, the terms of the Stock Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder for the Company and the Initial Investors to execute and deliver this Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

     1. Definitions. The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below:

     "Board" shall mean the board of directors of the Company.

     "Closing" shall have the meaning ascribed to such term in the Stock Purchase Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

     "Investors" shall mean, collectively, the Initial Investors and the Investor Permitted Transferees; provided, however, that the term "Investors" shall not include any Initial Investors or any of the Investor Permitted Transferees that cease to own or hold any Registrable Shares.

     "Majority Holders" shall mean, at the relevant time of reference thereto, those Investors holding more than fifty percent (50%) of the Registrable Shares held by all of the Investors.

     "Qualifying Holder" shall have the meaning ascribed thereto in Section 13 hereof.

     "Registrable Shares" shall mean (i) the Purchased Shares and any shares issued in respect thereof, (ii) shares of the Company's Common Stock issuable on exercise of the Warrants (as defined in Section 4 hereof) issued pursuant to this Agreement and (iii) any Common Stock of the Company issued as (or issuable on the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in clauses (i) and (ii) above.

     "Rule 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

     2. Effectiveness; Termination. This Agreement shall become effective and legally binding only if the Closing occurs. This Agreement shall terminate and be of no further force or effect, automatically and without any action being required of any party hereto, if the Stock Purchase Agreement is terminated pursuant to Section 8 thereof.

     3. Mandatory Registration.

     (a) Within thirty days after the Closing, the Company will prepare and file with the SEC a registration statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement that is then available to effect a registration of all Registrable Shares, subject to the consent of the Investors holding at least a majority of the Registrable Shares) for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of, the Investors as selling stockholders thereunder (the "Registration Statement"). The Registration Statement shall permit the Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares. The Company agrees to use best efforts to cause the Registration Statement to become effective as soon as practicable after filing. The Company shall be required to keep the Registration Statement effective until such date that is the earlier of (i) the date when all of the Registrable Shares registered thereunder shall have been sold, (ii) such time as all the Registrable Shares held by the Investors can be sold pursuant to Rule 144 within a given three-month period without volume limitation and without compliance with the registration requirements of the Securities Act or (iii) the second anniversary of the date on which the Registration Statement is declared effective, subject to extension as set forth below (such date is referred to herein as the "Mandatory Registration Termination Date"). Thereafter, the Company shall be entitled to withdraw the Registration Statement and the Investors shall have no further right to offer or sell any of the Registrable Shares pursuant to the Registration Statement (or any prospectus relating thereto).

     (b) The offer and sale of the Registrable Shares pursuant to the Registration Statement shall not be underwritten.

     4. Warrant Coverage.

     (a) In the event the Company has not filed the Registration Statement with the SEC within thirty (30) days after the Closing, the Company shall issue to each Investor a warrant in the form attached hereto as Exhibit A (each, a"Warrant" and, collectively, the "Warrants") to acquire that number of shares of Common Stock of the Company equal to (i) three percent (3%) of the aggregate amount of shares of common stock sold pursuant to the Stock Purchase Agreement, multiplied by, (ii) a fraction, the numerator of which is the number of shares of Common Stock acquired by that Investor pursuant to the Stock Purchase Agreement and the denominator of which is equal to the aggregate number of shares of Common Stock sold pursuant to the Stock Purchase Agreement. The exercise price of each such Warrant will be $4.25 per share of Common Stock issuable on exercise of the Warrant (as adjusted for stock splits, stock combinations, reorganizations and the like effected after the date of this Agreement).

     (b) At the end of each thirty (30) day period (or a portion thereof), after the initial thirty day period referred to in Section 4(a), that the Registration Statement has not been filed with the SEC, the Company shall issue to each Investor a Warrant to acquire that number of shares of Common Stock equal to (i) three percent (3%) of the aggregate amount of shares of common stock sold pursuant to the Stock Purchase Agreement, multiplied by, (ii) a fraction, the numerator of which is the number of shares of Common Stock acquired by that Investor pursuant to the Stock Purchase Agreement and the denominator of which is equal to the aggregate number of shares of Common Stock sold pursuant to the Stock Purchase Agreement, multiplied by (iii) a fraction, the numerator of which is the number of days during such thirty-day period before the date on which the Registration Statement was filed with the SEC and the denominator of which is thirty. The exercise price of each such Warrant will be $4.25 per share of Common Stock issuable on exercise of the Warrant (as adjusted for stock splits, stock combinations, reorganizations and the like effected after the date of this Agreement).

     (c) In the event the Registration Statement has not been declared effective by the SEC within seventy (70) days after the Closing, the Company shall issue to each Investor a Warrant to acquire that number of shares of Common Stock of the Company equal to (i) three percent (3%) of the aggregate amount of shares of common stock sold pursuant to the Stock Purchase Agreement, multiplied by, (ii) a fraction, the numerator of which is the number of shares of Common Stock acquired by that Investor pursuant to the Stock Purchase Agreement and the denominator of which is equal to the aggregate number of shares of Common Stock sold pursuant to the Stock Purchase Agreement. The exercise price of each such Warrant will be $4.25 per share of Common Stock issuable on exercise of the Warrant (as adjusted for stock splits, stock combinations, reorganizations and the like effected after the date of this Agreement).

     (d) At the end of each thirty-day period (or a portion thereof), after the initial seventy (70) day period referred to in Section 4(c), that the Registration Statement has not been declared effective by the SEC, the Company shall issue to each Investor a Warrant to acquire that number of shares of Common Stock equal to (i) three percent (3%) of the aggregate amount of shares of common stock sold pursuant to the Stock Purchase Agreement, multiplied by,
(ii) a fraction, the numerator of which is the number of shares of Common Stock acquired by that Investor pursuant to the Stock Purchase Agreement and the denominator of which is equal to the aggregate number of shares of Common Stock sold pursuant to the Stock Purchase Agreement, multiplied by (iii) a fraction, the numerator of which is the number of days during such thirty-day period before the date on which the Registration Statement was declared effective by the SEC and the denominator of which is thirty. The exercise price of each such Warrant will be $4.25 per share of Common Stock issuable on exercise of the Warrant (as adjusted for stock splits, stock combinations, reorganizations and the like effected after the date of this Agreement).

     (e) The Company shall execute such other and further certificates, instruments and other documents as may be reasonably requested by the Investors or reasonably necessary or proper to implement, complete and perfect the Investors' rights under this Section 4 and Section 3 and to freely trade the Registrable Shares without limitation or restriction imposed or created by the Company or securities law.

     5. "Piggyback" Registration Rights.

     (a) If, at any time after the Mandatory Registration Termination Date, the Company proposes to register any of its Common Stock under the Securities Act, whether as a result of a primary or secondary offering of Common Stock or pursuant to registration rights granted to holders of other securities of the Company (whether as a demand registration right or a Form S-3 registration right, but excluding in all cases any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms), the Company shall, each such time, give to the Investors holding Registrable Shares written notice of its intent to do so. If, within twenty (20) days of giving such notice, the Company shall receive from an Investor a written request to include its Registrable Shares in such registration, the Company shall use commercially reasonable efforts to cause to be included in such registration the Registrable Shares of such selling Investor, to the extent requested to be registered; provided, however, that (i) the number of Registrable Shares proposed to be sold by such selling Investor will be at least ten percent (10%) of the total number of Registrable Shares then held by such participating selling Investor (or a lesser percentage if the gross proceeds to the selling Investor resulting from the sale of such Registrable Shares will equal at least $2,000,000), (ii) such selling Investor may not include its Registrable Shares in such registration if the Investor can sell all such Registrable Shares pursuant to Rule 144 within a given three-month period without volume limitation and without compliance with the registration requirements of the Securities Act, (iii) such selling Investor agrees to sell those of its Registrable Shares to be included in such registration in the same manner and on the same terms and conditions as the other shares of Common Stock which the Company proposes to register and (iv) in the event (x) the registration is to include shares of Common Stock to be sold for the account of the Company or any party exercising registration rights pursuant to any other agreement with the Company and (y) the proposed managing underwriter advises the Company that in its opinion the inclusion of such selling Investor's Registrable Shares (without any reduction in the number of shares to be sold for the account of the Company or such party exercising registration rights) is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered, then the rights of such selling Investor shall be as provided in Section 5(b) hereof.

     (b) If a registration pursuant to Section 5(a) hereof involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested by the Investors to be included in such registration is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered in such offering, then, notwithstanding anything in Section 5(a) to the contrary, the Company shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of shares of Common Stock proposed to be included in such registration for the account of the Company and/or any stockholders of the Company (other than the Investors) that have exercised demand registration rights, in accordance with the priorities, if any, then existing among the Company and/or such stockholders of the Company with registration rights (other than the Investors), and (ii) second, the shares of Common Stock requested to be included in such registration by all other stockholders of the Company who have piggyback registration rights (including, without limitation, the Investors), pro rata among such other stockholders (including, without limitation, the Investors) on the basis of the number of shares of Common Stock that each of them beneficially owns.

     (c) In connection with any offering involving an underwriting of shares, the Company shall not be required under Section 5 hereof or otherwise to include the Registrable Shares of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company.

     6. Obligations of the Company. In connection with the Company's obligation under Section 3 and 5 hereof to file a Registration Statement with the SEC and to use its best efforts to cause the Registration Statement to become effective as soon as practicable after filing, the Company shall, as expeditiously as reasonably possible, subject to Section 12 hereof:

          (a) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Registration Statement;

          (b) Furnish to the selling Investors such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with Section 6(a) above) as the selling Investors may reasonably request in order to facilitate the disposition of such selling Investors' Registrable Shares;

          (c) Notify the selling Investors, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in or relating to the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, subject to Section 12 hereof the Company will promptly prepare (and, when completed, deliver to each selling Investor) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, the selling Investors will not offer or sell Registrable Shares until the Company has notified the selling Investors that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to the selling Investors (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation to promptly prepare a prospectus amendment or supplement as above provided in this Section 6(c) and deliver copies of same as above provided in Section 6(b) hereof);

          (d) Use commercially reasonable efforts to register and qualify the Registrable Shares covered by the Registration Statement under such other securities or Blue Sky laws of all states requiring such securities or Blue Sky registration or qualification, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to
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     service of process in any such states or jurisdictions, and provided further that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Shares shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Shares be borne by the selling Investors, then the selling Investors shall, to the extent required by such jurisdiction, pay their pro rata share of such qualification expenses;

          (e) Cause all such Registrable Shares registered hereunder to be listed on each securities exchange on which securities of the same class issued by the Company are then listed;

          (f) Provide a transfer agent and registrar for all Registrable Shares registered hereunder and a CUSIP number for all such Registrable Shares, in each case not later than the effective date of such registration; and

          (g) If an Investor's Registrable Shares are being sold through an underwritten public offering, the Company shall furnish to each selling Investor whose shares of Registrable Shares are being registered pursuant to Section 5, on the date that such Registrable Shares are delivered to the underwriters for sale, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the Registration Statement, covering substantially the same matters with respect to the Registration Statement (and the prospectus included therein) and with respect to events subsequent to the date of the financial statements, as are customarily covered in accountants' letters delivered to the underwriters in underwritten public offerings of securities addressed to the underwriters.

     7. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Investors shall furnish to the Company such information regarding them and the securities held by them as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to this Agreement.

     8. Expenses of Registration. All expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement (excluding underwriting, brokerage and other selling commissions and discounts), including without limitation all registration and qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Investors selected by the selling Investors, shall be borne by the Company.

     9. Delay of Registration. The Investors shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

     10. Indemnification.

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Investor (including, without limitation, the partners or officers, directors and stockholders of such Investor, legal counsel and accountants for such Investor), any investment banking firm acting as an underwriter for the selling Investors, any broker/dealer acting on behalf of any selling Investors and each officer and director of such selling Investor, such underwriter, such broker/dealer and each person, if any, who controls such selling Investor, such underwriter or broker/dealer within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act, and other federal or state securities laws, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus,
(ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) arise out of any violation or alleged violation by the Company of the Securities Act, the
                                       5

Exchange Act, any other federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any other federal or state securities law; and will reimburse such selling Investor, such underwriter, broker/dealer or such officer, director or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with the Registration Statement, any preliminary prospectus or final prospectus relating thereto or any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished expressly for use in connection with the Registration Statement or any such preliminary prospectus or final prospectus by the selling Investors, any underwriter for them, any broker/dealer acting on their behalf or controlling person with respect to them.

     (b) To the extent permitted by law, each selling Investor will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, any investment banking firm acting as underwriter for the Company or the selling Investors, or any broker/dealer acting on behalf of the Company or any selling Investors, and all other selling Investors against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, underwriter, or broker/dealer or such other selling Investor may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement or any preliminary prospectus or final prospectus, relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished by the selling Investor expressly for use in connection with the Registration Statement, or any preliminary prospectus or final prospectus; and such selling Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter, broker/dealer or other selling Investor in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the liability of each selling Investor hereunder (when aggregated with amounts contributed, if any, pursuant to Section 10(d)) shall be limited to the proceeds (net of underwriting discounts and commissions, if any) received by such selling Investor from the sale of Registrable Shares covered by the Registration Statement, and provided, further, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those selling Investor(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld or delayed).

     (c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the indemnifying parties with the consent of the indemnified party which consent will not be unreasonably withheld, conditioned or delayed. In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense, provided, however, that the counsel for the indemnifying party shall act as lead counsel in all
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matters pertaining to such defense or settlement of such claim and the indemnifying party shall only pay for such indemnified party's reasonable legal fees and expenses for the period prior to the date of its participation on such defense. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to notify the indemnifying party will not relieve him of any liability which he may have to any indemnified party otherwise other than under this Section 10.

     (d) If the indemnification provided in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that shall have resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided that in no event shall any contribution by an Investor under this
Section 10(d), when aggregate with amounts paid, if any, pursuant to Section 10(b), exceed the proceeds (net of underwriting discounts and commissions, if any) from the sale of Registrable Shares hereunder received by such Investor. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     (e) The obligations of the Company and Investors under this Section 10 shall survive the completion of any offering of Registrable Shares in a Registration Statement under Sections 3 and 5, and otherwise.

     (f) Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

     11. Reports Under the Exchange Act. With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the Registrable Shares to the public without registration, the Company agrees to use best efforts: (i) to make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act, (iii) as long as any Investor owns any Registrable Shares, to furnish in writing upon such Investor's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual or quarterly report of the Company, and such other reports, documents and other information as may be reasonably requested in availing such Investor of any rule or regulation of the SEC permitting the selling of any such Registrable Shares without registration and
(iv) undertake any additional actions reasonably necessary to maintain the availability of the Registration Statement or the use of Rule 144.

     12. Deferral. Notwithstanding anything in this Agreement to the contrary, if the Company shall furnish to the selling Investors a certificate signed by the President or Chief Executive Officer of the Company stating that the Board of Directors of the Company has made the good faith determination (i) that continued use by the selling Investors of the Registration Statement for purposes of effecting offers or sales of Registrable Shares pursuant thereto would require, under the Securities Act, premature disclosure in the Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (iii) that it is therefore essential to suspend the use by the Investors of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto, then the right of the selling Investors to use the Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto shall be suspended for a period (the "Suspension Period") of not more than 30 days after delivery by the Company of the certificate referred to above in this Section 12; provided, however, that the Company may not utilize this right more than two (2) times in any twelve month period and that the Company shall not register shares for its own account during the Suspension Period except in connection with a merger or the registration of shares relating to a stock option, stock purchase or similar plan. During the Suspension Period, none of the Investors shall offer or sell any Registrable Shares pursuant to or in reliance upon the Registration Statement (or the prospectus relating thereto).

     13. Transfer of Registration Rights. None of the rights of any Investor under this Agreement shall be transferred or assigned to any person unless (i) such person is a Qualifying Holder (as defined below), and (ii) such person agrees to become a party to, and be bound by, all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as Exhibit B hereto. For purposes of this
Section 13, the term "Qualifying Holder" shall mean, with respect to any Investor, (i) any partner thereof, (ii) any corporation or partnership controlling, controlled by, under common control or under common investment management with, such Investor or any partner thereof, or (iii) any other direct transferee from such Investor of at least 50% of those Registrable Shares held or that may be acquired by such Investor. None of the rights of any Investor under this Agreement shall be transferred or assigned to any Person (including, without limitation, a Qualifying Holder) that acquires Registrable Shares in the event that and to the extent that such Person is eligible to resell such Registrable Shares pursuant to Rule 144(k) of the Securities Act or may otherwise resell all such Registrable Shares pursuant to an exemption from the registration provisions of the Securities Act.

     14. Entire Agreement. This Agreement (including the exhibits hereto) constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

     15. Miscellaneous.

     (a) This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Majority Holders and the Company. Notwithstanding the foregoing, the Company may at its election by notifying the Initial Investors amend this Agreement to add as parties to this Agreement additional purchasers of Common Stock pursuant to the Stock Purchase Agreement.

     (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, provided that the terms and conditions of Section 13 hereof are satisfied. This Agreement shall also be binding upon and inure to the benefit of any transferee of any of the Registrable Shares provided that the terms and conditions of Section 13 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Investor shall cease to own any Registrable Shares, all of such Investor's rights under this Agreement shall immediately terminate.

     (c)(i) Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by mail, courier (overnight or same day) or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

     (ii) All correspondence to the Company shall be addressed as follows:

        Cardiac Pathways Corporation
        995 Benecia Avenue
        Sunnyvale, CA 94086
        Attention: Eldon Bullington
        Title: Chief Financial Officer
        Fax: (408) 720-2171

          with a copy to:

        Wilson Sonsini Goodrich & Rosati
        650 Page Mill Road
        Palo Alto, California 94304
        Attention: Chris F. Fennell
        Fax (650) 845-5000

     (iii) All correspondence to any Investor shall be sent to the most recent address furnished by the Investor to the Company.

     (d) Any Investor may change the address to which correspondence to it is to be addressed by notification as provided for herein.

     (e) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

     (f) If any action at law or in equity is necessary to enforce or interpret any of the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     (g) If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, such provision shall be replaced with a provision that accomplishes, to the extent possible, the original business purpose of such provision in a valid and enforceable manner, and the balance of the Agreement shall be interpreted as if such provision were so modified and shall be enforceable in accordance with its terms.

     (h) Registrable Shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     (i) This Agreement may be executed in a number of counterparts, any of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

                                          CARDIAC PATHWAYS CORPORATION

                                          By: /s/ THOMAS M. PRESCOTT
                                            ------------------------------------
                                          Name: Thomas M. Prescott
                                          Title: President and Chief Executive
                                          Officer

                                          VAN WAGONER FUNDS

                                          By: /s/ AUDREY LAM BUCHNER
                                            ------------------------------------
                                          Name: Audrey Lam Buchner
                                          Title: Managing Director

                                          VAN WAGONER CAPITAL PARTNERS, L.P.
                                          by Van Wagoner Management LLC, its
                                          General
                                          Partner

                                          By: /s/ AUDREY LAM BUCHNER
                                            ------------------------------------
                                          Name: Audrey Lam Buchner
                                          Title:

                                          VAN WAGONER CROSSOVER FUND, LP
                                          by Van Wagoner Management LLC, its
                                          General
                                          Partner

                                          By: /s/ AUDREY LAM BUCHNER
                                            ------------------------------------
                                          Name: Audrey Lam Buchner
                                          Title:

                                          BANK OF AMERICA VENTURES

                                          By: /s/ MARK BROOKS
                                            ------------------------------------
                                          Name: Mark Brooks
                                          Title:  Principal

                                          BA VENTURE PARTNERS V

                                          By: /s/ MARK BROOKS
                                            ------------------------------------
                                          Name: Mark Brooks
                                          Title:  General Partner
                                       10

                                          STATE OF WISCONSIN INVESTMENT BOARD

                                          By: /s/ JOHN F. NELSON
                                            ------------------------------------
                                          Name:  John F. Nelson
                                          Title: Investment Director

                                          SPECIAL SITUATIONS PRIVATE EQUITY
                                          FUND, L.P.

                                          By: /s/ DAVID GREENHOUSE
                                            ------------------------------------
                                          Name:  David Greenhouse
                                          Title: Managing Director

                                          MORGAN STANLEY VENTURE
                                          PARTNERS III, L.P.
                                          By: Morgan Stanley Venture Partners
                                              III, LLC
                                            its General Partner
                                          By: Morgan Stanley Venture Capital
                                              III, Inc.,
                                            its Institutional Managing Member

                                          By: /s/ DEBRA ABRAMOVITZ
                                            ------------------------------------
                                          Name:  Debra Abramovitz
                                          Title: Principal

                                          MORGAN STANLEY
                                          VENTURE INVESTORS III, L.P.
                                          By: Morgan Stanley Venture Partners
                                              III, LLC
                                            its General Partner
                                          By: Morgan Stanley Venture Capital
                                              III, Inc.,
                                            its Institutional Managing Member

                                          By: /s/ DEBRA ABRAMOVITZ
                                            ------------------------------------
                                          Name:  Debra Abramovitz
                                          Title: Principal

                                          THE MORGAN STANLEY VENTURE
                                          PARTNERS ENTREPRENEUR FUND, L.P.
                                          By: Morgan Stanley Venture Partners
                                              III, LLC
                                            its General Partner
                                          By: Morgan Stanley Venture Capital
                                              III, Inc.,
                                            its Institutional Managing Member

                                          By: /s/ DEBRA ABRAMOVITZ
                                            ------------------------------------
                                          Name:  Debra Abramovitz
                                          Title: Principal

                                          FARIA FUND LTD.

                                          By: /s/ MAI POGUE
                                            ------------------------------------
                                          Name:  Mai N. Pogue
                                          Title: Investment Manager

                                          TRELLIS HEALTH VENTURES, L.P.

                                          By: /s/ PAUL FELTON
                                            ------------------------------------
                                          Name:  Paul J. Felton
                                          Title: Manager

                                          FOGARTY FAMILY REVOCABLE TRUST

                                          By: /s/ THOMAS J. FOGARTY
                                            ------------------------------------
                                          Name:  Thomas J. Fogarty, M.D.
                                          Title: Trustee

                                   EXHIBIT A

                                FORM OF WARRANT

THIS WARRANT AND THE SHARES OF EQUITY SECURITIES THAT MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH OFFER, SALE OR TRANSFER OR (II) THERE IS AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS FOR SUCH OFFER, SALE OR TRANSFER IS AVAILABLE.

                                               VOID AFTER                ,

                          CARDIAC PATHWAYS CORPORATION
                         COMMON STOCK PURCHASE WARRANT
NO.       --                                                             ,

     THIS CERTIFIES THAT, for value received,                (together with its
permitted assignees, the "Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase (subject to
Section 1 hereof) up to                shares (the "Shares") of fully paid and
nonassessable Common Stock, par value $0.001 per share, of Cardiac Pathways Corporation, a Delaware corporation (the "Company"), at an exercise price of $4.25 per Share (as the same may be adjusted from time to time in accordance with Section 4 hereof, the "Exercise Price").

     The Warrant is one of a series of warrants (collectively, the "Warrants") issued to certain investors of the Company, dated of even date herewith, in accordance with the provisions of Section 4 of the Registration Rights Agreement entered into between the Company and the Investors named therein and dated as of November 3, 2000 (the "Registration Rights Agreement"). Any terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Registration Rights Agreement.

     1. Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable at 5:00 p.m., local time in Santa Clara, California, on
                              ,      [5 YEARS AFTER THE DATE OF GRANT OF THE
WARRANT].

     2. Exercise of Warrant.

     (a) General. This Warrant may be exercised by the Holder as to the whole or any lesser number of the Shares covered hereby, upon surrender of this Warrant to the Company at its principal executive office together with the Notice of Exercise and Investment Representation Statement attached hereto as Exhibit A, duly completed and executed by the Holder, and payment to the Company of the aggregate exercise price for the Shares to be purchased, as determined in accordance with the terms hereof, in the form of (i) a check made payable to the Company, (ii) a wire transfer according to the Company's instructions, or (iii) any combination of (i) and (ii). The exercise of this Warrant shall be deemed to have been effected on the day on which the Holder surrenders this Warrant to the Company and satisfies all of the requirements of this Section 2. Upon such exercise, the Holder will be deemed a stockholder of record of those Shares for which the warrant has been exercised with all rights of a stockholder (including, without limitation, all voting rights with respect to such Shares and all rights to receive any dividends with respect to such Shares). If this Warrant is to be exercised in respect of less than all of the Shares covered hereby, the Holder shall be entitled to receive, and the Company shall issue, a new warrant covering the number of Shares in respect of which this Warrant shall not have been exercised and for which it remains subject to exercise. Such new warrant shall be in all other respects identical to this Warrant.

     (b) Net Issue Exercise. In lieu of exercising this Warrant via cash payment, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of election to exercise by means of a net issuance exercise, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

  X =  Y (A - B)
           A

Where   X    =   the number of Shares to be issued to the Holder.
        Y    =   the number of Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the
                 portion of the Warrant being cancelled (at the date of such calculation).
        A    =   the Fair Market Value (as defined below) of one Share (at
                 the date of such calculation).
        B    =   the exercise price for the Shares (as adjusted to the date of such calculation).

     If the above calculation results in a negative number, then no Shares shall be issued or issuable upon conversion of this Warrant.

     (c) Fair Market Value. For purposes of this Section 2, the "Fair Market Value" of one Share shall be determined as follows: (i) if the Common Stock of the Company is traded on a securities exchange, the Fair Market Value of one Share shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange over the 30-day period ending five business days prior to the date of determination of Fair Market Value; (ii) if the Common Stock of the Company is traded on the Nasdaq Stock Market or other over-the-counter system, the fair market value of the Common Stock shall be deemed to be the average of the closing bid and asked prices of the Common Stock of the Company over the 30-day period ending five business days prior to the date of determination of Fair Market Value; and (iii) if there is no public market for the Common Stock of the Company, then fair market value shall be determined by mutual agreement of the Holder and the Company.

     (d) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time, but in any event, not later than ten business days after the date of exercise.

     3. Covenants of the Company. The Company covenants and agrees that: (i) all Shares that may be issued upon the exercise of the rights represented by the Warrants will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, free from all preemptive rights of any stockholders, free from all taxes, liens and charges with respect to the issue thereof and free and clear of any restrictions on transfer (other than under the Securities Act and state securities laws); and (ii) that during the period within which the rights represented by this Warrant may be exercised, the Company will, at all times, have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The offer, sale and issuance of the Shares issued on the exercise of this Warrant shall be exempt from the registration requirements of the Securities Act and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

     4. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence as follows:

          (a) Merger. If at any time there shall be a merger or consolidation of the Company with or into another corporation where the Company is not the surviving corporation or as a result of which all of the outstanding capital stock of the Company is exchanged for capital stock of another corporation or other entity, then, as a part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property of the surviving or successor corporation or other entity resulting from such merger or consolidation (or the corporation the capital stock of which is issued in exchange for the capital stock of the Company), to which a holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation and the surviving or successor corporation or other entity in such merger or consolidation shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's or entity's obligations under this Warrant. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation.

          (b) Reclassification, etc. If the Company shall, at any time, by subdivision, combination, or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into a different number of securities of the same class or classes or into the same or a different number of securities of any other class or classes, the Exercise Price shall be adjusted such that this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

          (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, (i) the Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination, and (ii) the number of securities issuable upon exercise of this Warrant shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

          (d) Payment of Dividend. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the Shares that is payable in (i) securities of the Company (other than issuances with respect to which adjustment is made under this Section 4), or (ii) assets (other than cash dividends paid or payable solely out of retained earnings), then, and in each such case, the Holder, upon exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Shares issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Holder would have been entitled upon such date if the Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

     5. Notice of Adjustments; Notices. Whenever the Exercise Price or number of Shares issuable upon exercise hereof shall be adjusted pursuant to Section 4 hereof, the Company shall issue a written notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such notice to be mailed to the Holder. The form of this Warrant need not be changed because of any adjustment in the Exercise Price or the number of Shares issuable upon its exercise. The Company shall provide the Holder with not less than 10 days prior written notice of (i) any event resulting in an adjustment under Section 4 and (ii) any sale, lease or other disposition of all or substantially all of the assets of the Company.

     6. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which such Holder would otherwise be entitled, such Holder shall be entitled, at its option, to receive either (a) a cash payment equal to the excess of the Fair Market Value for such fractional share above the Exercise Price for such fractional share (as mutually determined by the Company and the Holder) or (b) a whole share if the Holder tenders the Exercise Price for one whole share.

     7. Compliance with Securities Act; Disposition of Warrant or Shares of Common Stock.

     (a) Compliance with Securities Act. The Holder, by acceptance hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Warrant, or any Shares except under circumstances which will not result in a violation of the Securities Act or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available, the Holder hereof shall confirm in writing that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH OFFER, SALE OR TRANSFER OR (II) THERE IS AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS FOR SUCH OFFER, SALE OR TRANSFER IS AVAILABLE."

     Said legend shall be removed by the Company, upon the request of a Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the Holder specifically represents to the Company by acceptance of this Warrant as follows:

          (i) The Holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The Holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Securities Act.

          (ii) The Holder understands that this Warrant has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein.

          (iii) The Holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Securities Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The Holder is aware of the provisions of Rule 144, promulgated under the Securities Act.

          (iv) The Holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

     (b) Transfer of Warrant. This Warrant may be transferred or assigned by the Holder, in whole or in part, provided that the Holder (i) provides written notice to the Company prior to such transfer or assignment, and (ii) delivers to the Company, on the Company's reasonable request, a written opinion of such Holder's counsel reasonably satisfactory to the Company (or other evidence reasonably satisfactory to the Company) that such transfer does not require registration or qualification under the Securities Act and any applicable state securities law; provided, however, that this Warrant may be transferred by (i) a Holder which is a partnership or limited liability company to a partner, former partner, member, former member, or other affiliate of such partnership or limited liability company, as the case may be, or (ii) a Holder to any corporation or partnership controlling, controlled by, or under common investment management with such Holder, if, in each case, (a) the transferee agrees in writing to be subject to the terms of this Warrant; and
                                       16

(b) the Holder delivers notice of such transfer to the Company. The rights and obligations of the Company and the Holder under this Warrant shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

     8. Rights as Stockholders; Information. No Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     9. Lost Warrants or Stock Certificates. The Company covenants to the Holder that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

     11. Miscellaneous.

     (a) Successors and Assigns. This Warrant shall be binding upon any successors or assigns of the Company.

     (b) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California without giving effect to the conflict of laws principles thereof.

     (c) Attorneys' Fees. In any litigation, arbitration, or court proceeding between the Company and a Holder relating hereto, the prevailing party shall be entitled to reasonable fees and expenses incurred in enforcing this Warrant, including attorney's fees.

     (d) Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Majority Holders.

     (e) Notices

          (i) Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by postage prepaid first class mail, overnight courier or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. Any notice or other communication delivered by hand shall be deemed to have been delivered and received on the date on which such notice or communication is actually received, or in the case of certified mail deposited with the appropriate postal authorities on the date when such notice or communication is actually received, and in any other case shall be deemed to have been delivered on the date on which such notice or communication is actually received.

        (ii) All correspondence to the Company shall be addressed as follows:
           Cardiac Pathways Corporation
           995 Benecia Avenue
           Sunnyvale, California 94086
           Facsimile: (408) 737-1700
             Attention: Eldon Bullington, Chief Financial Officer with a copy to:

             Wilson Sonsini Goodrich & Rosati
           650 Page Mill Road
           Palo Alto, California 94304
           Facsimile: (650) 845-5000
           Attention: Chris F. Fennell

          (iii) All correspondence to any Holder shall be sent to such Holder at the address set forth under such Holder's name on the signature page hereto.

          (iv) Any party may, at any time, by providing ten days' advance notice to the other party hereto, designate any other address in substitution of an address established pursuant to the foregoing.

     (f) Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     (g) Registration Rights. All Shares issuable upon exercise of this Warrant shall be deemed to be "Registrable Shares" or such other definition of securities entitled to registration rights pursuant to the Registration Rights Agreement, and are entitled, subject to the terms and conditions of that agreement, to all registration rights granted to holders of Registrable Shares thereunder.

     (h) No Impairment. The Company will not, by amendment of its Amended and Restated Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Shares upon exercise of this Warrant.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company and the Holder have caused this Common Stock Purchase Warrant to be executed as of the date first above written.

                                          CARDIAC PATHWAYS CORPORATION

                                          By:
                                          --------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ACKNOWLEDGED AND AGREED:

[NAME OF HOLDER]

By:
----------------------------------------------------

Name:
-------------------------------------------------

Title:
--------------------------------------------------

Address:
-----------------------------------------------

Telephone:
--------------------------------------------

Facsimile:
---------------------------------------------

                                   EXHIBIT A

                               NOTICE OF EXERCISE
                            COMMON STOCK WARRANT AND
                      INVESTMENT REPRESENTATION STATEMENT

To: Cardiac Pathways Corporation

     1. Exercise Notice. The undersigned hereby elects to purchase shares of Common Stock (the "Shares") of Cardiac Pathways
Corporation (the "Company") pursuant to the terms of the attached Warrant, and (check the applicable box):

[ ] Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of
    $          for                shares of such securities and any transfer
    taxes payable pursuant to the terms of the Warrant.

[ ] Elects the Net Issue Exercise option pursuant to Section 2(b) of the
    Warrant, and accordingly requests delivery of a net of                shares
    of such securities.

     2. Investment Representation Statement. Any terms used herein and not otherwise defined shall have the meanings ascribed thereto in that certain Registration Rights Agreement entered into between the Company and those Investors named therein and dated as of November 3, 2000 (the "Registration Rights Agreement"). In connection with the purchase of the above-listed Shares, the undersigned represents to the Company the following:

          (a) The Holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire the Shares. The Holder is acquiring the Shares for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Securities Act.

          (b) The Holder understands that these Shares have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein.

          (c) The Holder further understands that these Shares must be held indefinitely unless subsequently registered under the Securities Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The Holder is aware of the provisions of Rule 144, promulgated under the Securities Act.

          (d) The Holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

     3. Legend. The undersigned understands the instruments evidencing the Shares may bear the following legend, in addition to any legend required by applicable state securities laws:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH OFFER, SALE OR TRANSFER OR (II) THERE IS AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS FOR SUCH OFFER, SALE OR TRANSFER IS AVAILABLE."

     4. Name of Registered Certificate Holder. Please issue a certificate or certificates representing said shares of Stock in the name of the undersigned:

        Name:
        ---------------------------------------------------

        Address:
        -------------------------------------------------

              -------------------------------------------------------

              -------------------------------------------------------

              -------------------------------------------------------

     IN WITNESS WHEREOF, the Holder has executed this Notice of Exercise and
Investment Representation Statement effective this      day of                ,
       .

                                          WARRANT HOLDER

                                          By:
                                          --------------------------------------

                                          Name:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

                                   EXHIBIT B

                                ASSIGNMENT FORM

            (To assign the foregoing Common Stock Purchase Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

--------------------------------------------------------------------------------
                                 (Please Print)

whose address is
--------------------------------------------------------------------------------
                                 (Please Print)

--------------------------------------------------------------------------------

Dated:
--------------- ,
------

                                          Holder's Signature:

  ------------------------------------------------------------------------------

                                          Holder's Address:

 -------------------------------------------------------------------------------

                                          --------------------------------------

                                          Signature Guaranteed:

      --------------------------------------------------------------------------

     NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                   EXHIBIT B

                            INSTRUMENT OF ADHERENCE

     Reference is hereby made to that certain Registration Rights Agreement,
dated as of             , 2000, among Cardiac Pathways Corporation, a Delaware
corporation (the "Company"), the Initial Investors and the Investor Permitted Transferees, as amended and in effect from time to time (the "Registration Rights Agreement"). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Registration Rights Agreement.

     The undersigned, in order to become the owner or holder of shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company, hereby agrees that, from and after the date hereof, the undersigned has become a party to the Registration Rights Agreement in the capacity of an Investor Permitted Transferee, and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in, the Registration Rights Agreement that are applicable to Investor Permitted Transferees. This Instrument of Adherence shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution.

     Executed under seal as of the date set forth below under the laws of
            .

                                          Signature:
                                          --------------------------------------
                                               Name:
                                               Title:

Accepted:

COMPANY

By:
--------------------------------------
     Name: [name]
     Title: President and Chief
Executive Officer

Date:
--------------------------------------